                                    MENTOR
                        VARIABLE INVESTMENT PORTFOLIOS





                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                               TABLE OF CONTENTS


Letter to Shareholders ......................................................  1

Mentor VIP Capital Growth Portfolio
   Portfolio at a Glance ....................................................  2
   Portfolio Manager Interview ..............................................  3

Mentor VIP Growth Portfolio
   Portfolio at a Glance ....................................................  5
   Portfolio Manager Interview ..............................................  6

Mentor VIP Perpetual International Portfolio
   Portfolio at a Glance ....................................................  8
   Portfolio Manager Interview ..............................................  9

Financial Highlights
   Mentor VIP Capital Growth Portfolio ...................................... 11
   Mentor VIP Growth Portfolio .............................................. 12
   Mentor VIP Perpetual International Portfolio ............................. 13

Schedules of Investments
   Mentor VIP Capital Growth Portfolio ...................................... 14
   Mentor VIP Growth Portfolio .............................................. 15
   Mentor VIP Perpetual International Portfolio ............................. 17

Statements of Assets and Liabilities ........................................ 21

Statements of Operations .................................................... 22

Statements of Changes in Net Assets ......................................... 23

Combined Notes to Financial Statements ...................................... 25

Independent Auditors' Report ................................................ 30

Additional Information ...................................................... 31

                            Letter to Shareholders
                            ----------------------
                                 February 2000





                                    [PHOTO]
                               William M. Ennis
                               President and CEO


Dear Mentor VIP Shareholders,

We are pleased to provide you with the Mentor Variable Investment Portfolios annual report for the period ended December 31, 1999.

We would like to take the opportunity to welcome you to the Evergreen Funds family. Evergreen Funds is one of the nation's fastest growing investment companies with over $80 billion in assets under management. We are dedicated to providing shareholders the highest quality service and excellence in investment management.

Effective February 1, 2000, the Mentor VIP Portfolios officially became part of the Evergreen Variable Annuity Trust. This will be the final report referring to Mentor VIP Portfolios you will receive. Please note that while the investment objectives and policies of the portfolios remain the same as they were under the Mentor Trust, the names will change to reflect the following:

Old Name
--------
Mentor VIP Capital Growth Portfolio
Mentor VIP Growth Portfolio
Mentor VIP Perpetual International Portfolio

New Name
--------
Evergreen VA Capital Growth Fund
Evergreen VA Growth Fund
Evergreen VA Perpetual International Fund

We believe that being part of the Evergreen Variable Annuity Trust will offer you many advantages, including continued expert portfolio management, the benefit of association with a leading investment management company, and professional and courteous service.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including 1999 tax information, an investment education center, interactive calculators to assist your investment planning needs and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                      Mentor VIP Capital Growth Portfolio

                  Portfolio at a Glance as of December 31, 1999


Over the longer term, we believe the discipline of balancing strong fundamentals with reasonable valuations will produce rewarding investment results.


                                   Portfolio
                                  Management
                              ------------------


                  [PHOTO]                               [PHOTO]
                   John                                 Richard
              Davenport, CFA                           Skeppstrom
            Tenure: March 1998                     Tenure: March 1998



                  [PHOTO]                               [PHOTO]
                Steve Certo                           Craig Dauer
             Tenure: March 1998                    Tenure: June 1998



                                    [PHOTO]
                                Jay Jordan, CFA
                               Tenure: June 1998


                           PERFORMANCE AND RETURNS1

Portfolio Inception Date:                                            3/3/1998
Average Annual Returns
1 year                                                                   6.50%
Since Portfolio Inception                                                8.29%
12-month income dividends
per share                                                               $0.02
12-month capital gain
distributions per share                                                 $0.02


                                LONG TERM GROWTH

                                    [CHART]

                            CPI             S & P 500      VIP Capital Growth

        2/28/98           10,000              10,000             10,000
        6/30/98           10,068              10,859             10,200
       12/31/98           10,124              11,861             10,862
        6/30/99           10,266              13,332             11,885
       12/31/99           10,401              14,359             11,567


Comparison of a $10,000 investment in a Mentor VIP Capital Growth Portfolio1 versus a similar investment in the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.



1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                      Mentor VIP Capital Growth Portfolio
                          Portfolio Manager Interview



How did the Portfolio perform?

For the twelve-month period ended December 31, 1999, the VIP Capital Growth Portfolio had a return of 6.50% compared to a 21.04% return from the S&P 500, the Portfolio's benchmark. Equity markets closed out the twentieth century in roaring fashion with yet another record performance for major indices. It was a year that should be remembered not only for index records, but also for the narrow list of stocks that produced those records.


                                   Portfolio
                                 Characteristics
                                 ---------------
                               (as of 12/31/1999)

Total Net Assets:                                                    $28,376,650
Number of Holdings:                                                           28



What was the investment environment like during the twelve-month period?

The relentless concentration of stock strength into one group reflects the willingness of an increasing number of professional and individual investors to totally ignore valuation extremes and simply march to the "growth at any price" mantra--"growth" being defined as anything having to do with "new economy" technology. The technology-heavy NASDAQ Composite Index, up an amazing 85.6% for the year, achieved one-half of its gain after November 3rd. In the S&P 500, eight technology stocks (Microsoft, Cisco Systems, Oracle, Nortel Networks, Sun Microsystems, Intel, EMC Corp., and Lucent Technologies) accounted for one-half of the index's gain for the year.

Valuation extremes have been even more pronounced in internet stocks, particularly initial public offerings (IPOs), where the lack of earnings in the foreseeable future in most cases forces the conclusion that valuation is irrelevant.


                                Top 5 Industries
                                ----------------
                   (as a percentage of 12/31/1999 net assets)

Business Equipment & Services                                             16.8%
Healthcare Products & Services                                            12.7%
Food & Beverage Products                                                  11.0%
Finance & Insurance                                                       10.4%
Information Services & Technology                                          8.4%



How has the Portfolio benefited from the technology boom?

Despite our lack of high P/E tech exposure, over one quarter of our holdings benefit directly from technology spending, i.e., Automatic Data Processing, Computer Associates, Computer Sciences, First Data, Intel, MCI Worldcom, and Sungard Data Systems. We believe these technology companies, like other holdings in the Portfolio, have substantial businesses, impressive operating records, and have demonstrated above-average earnings growth. They trade, however, at about half the valuation of the technology sector. The Portfolio as a whole trades at about a 25% discount to the S&P 500. Over the longer term, we believe the discipline of balancing strong fundamentals with reasonable valuations should produce rewarding investment results.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                      Mentor VIP Capital Growth Portfolio
                           Portfolio Manager Interview


                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 12/31/1999 net assets)

Tyco International Ltd.                                                     5.9%
Computer Sciences Corp.                                                     4.8%
Automatic Data Processing, Inc.                                             4.6%
First Data Corp.                                                            4.4%
SYSCO Corp.                                                                 4.4%
American Express Co.                                                        4.3%
Tenet Healthcare Corp.                                                      4.3%
Interpublic Group of Companies, Inc.                                        4.2%
Intel Corp.                                                                 4.2%
Computer Associates International, Inc.                                     4.2%



What is your outlook?

Following a year in which global economies strengthened to a degree few anticipated last January, we have entered the new millennium with a remarkably balanced, strong economy. Inflationary pressures have been contained, so far, by high productivity and the absence of capacity constraints. However, as the bond market and Alan Greenspan have been signaling for several months, the Fed is concerned about labor market shortages and the gradual buildup of inflationary pressures, particularly in light of the wealth effect created by the soaring 1990's bull market. We believe earnings comparisons are likely to become significantly more difficult over the next several quarters as we move beyond the effects of the late 1998 global slowdown. Earnings estimate revisions will probably test the high expectations built into today's extreme valuations for many "new economy" stocks.

So, the stage appears to be set for a more volatile year. We believe this is a good time for investors to take a moment and objectively reflect on their comfort level holding the beneficiaries of last year's high-tech boom versus holding a diversified group of fundamentally solid, but neglected, companies with attractive growth prospects. We remain very comfortable with the Fund's relative positioning.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                           Mentor VIP Growth Portfolio
                  Portfolio at a Glance as of December 31, 1999

We believe the companies we own throughout this diversified portfolio are at the forefront of a number of important investment themes.



                                    Portfolio
                                   Management
                              ------------------


                     [PHOTO]                       [PHOTO]

                 Ted Price, CFA               Linda Ziglar, CFA
               Tenure: March 1998            Tenure: March 1998


                                    [PHOTO]

                               Jeff Drummond, CFA
                               Tenure: March 1998


                            PERFORMANCE AND RETURNS1

Portfolio Inception Date:                                              3/3/1998
Average Annual Returns
1 year                                                                    21.21%
Since Portfolio Inception                                                  5.93%
12-month income dividends
per share                                                                 $0.02



                                LONG TERM GROWTH

                                    [GRAPH]

                         CPI          Russell 2000        VIP Growth

        2/28/98        10,000            10,000             10,000
        6/30/98        10,068             9,927              9,288
       12/31/98        10,124             9,220              9,168
        6/30/99        10,266            10,075              8,664
       12/31/99        10,401            11,149             11,114



Comparison of a $10,000 investment in Mentor VIP Growth Portfolio1 versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.


1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                           Mentor VIP Growth Portfolio
                           Portfolio Manager Interview


How did the Portfolio perform?

For the twelve-month period ended December 31, 1999, the VIP Growth Portfolio returned 21.21%. This compared competitively to the 21.26% return for the Russell 2000 Index, the Portfolio's benchmark. Our small capitalization investment style made a strong recovery during the final quarter of 1999 to end the year in line with the Russell 2000. After trailing that benchmark dramatically earlier in the year, since mid-May we have outperformed the Russell 2000 by more than 15%. Our returns, however, could not compete during 1999 with portfolios that were heavily overweighted in technology or that had heavy internet exposure.


                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 12/31/1999)

Total Net Assets                                                     $15,888,200
Number of Holdings                                                           125


What was the investment environment like during the twelve-month period?


1999 was one of the most unusual periods in our memory, marked by extreme narrowness in the markets. 55% of the 2000 stocks in the Russell index ended the year in negative territory while only three industries actually outperformed the index for the year. The outperformance of those three industries was also skewed, with technology gaining 110.3% while the next two sectors, telecommunications/utilities and energy gained just slightly over 24%.


                                Top 5 Industries
                                ----------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          14.9%
Healthcare Products & Services                                              9.8%
Electrical Equipment & Services                                             8.2%
Business Equipment & Services                                               8.2%
Telecommunication Services & Equipment                                      7.3%



Describe your basic investment style?

Our same team continues to manage the Portfolio using the investment philosophy and processes they have used in the past. If anything, we are more convinced given the unusual nature of today's markets that our growth-at-a-reasonable-price methodology will bear increasing fruit. We will be focusing more closely in the coming year on the Russell 2000 when benchmarking our performance and sector allocations.


                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 12/31/1999 net assets)

Copart, Inc.                                                                1.7%
Advanced Fibre Communications, Inc.                                         1.4%
Emmis Broadcasting Corp., Cl. A                                             1.3%
ITC DeltaCom, Inc.                                                          1.3%
Medicis Pharmaceutical Corp.                                                1.3%
Cox Radio, Inc., Cl. A                                                      1.3%
Visual Networks, Inc.                                                       1.2%
Parlex Corp.                                                                1.2%
Black Box Corp.                                                             1.2%
Heidrick & Struggles International, Inc.                                    1.2%

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                           Mentor VIP Growth Portfolio
                           Portfolio Manager Interview


What is your outlook?

We believe the companies we own throughout this diversified portfolio are at the forefront of a number of important investment themes. Technology is the heaviest weighted sector, not to mention the fastest-growing sector weighting within the portfolio. This is followed by healthcare, in which we also increased our position within the portfolio. This increase is in recognition of the fact that these companies have continued to produce strong earnings growth while their multiples have contracted. We are overweighted in the healthcare sector, with the exception of biotech companies. The balance of the portfolio is spread among a number of industries with overweighted positions in consumer staples, mainly radio broadcasting, consumer cyclicals, transportation and energy. We are underweighted in capital goods, basic materials and utilities. The portfolio continues to be driven by very strong earnings growth and an average price-to-earnings ratio, which is at a discount to this growth.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio
                  Portfolio at a Glance as of December 31, 1999

In looking at the big picture, we believe the single most important influence on the performance of international markets relative to the U.S. over the next year will be further recovery in Japan.



                                   Portfolio
                                  Management
                              ------------------

                   Kathyrn                             Scott
                  Langridge                          McGlashan
               Tenure: May 1996                   Tenure: May 1996


               Margaret Roddan                     Robert Yerbury
               Tenure: May 1996                   Tenure: May 1996


                                    Stephen
                                   Whittaker
                                Tenure: May 1996


                            PERFORMANCE AND RETURNS1

Portfolio Inception Date:                                             3/3/1998
Average Annual Returns
1 year                                                                   39.99%
Since Portfolio Inception                                                27.90%
12-month capital gain
distributions per share                                                  $0.01


                                LONG TERM GROWTH

                                    [CHART]

                                                         VIP Perpetual
                         CPI           MSCI EAFE         International

        2/28/98         10,000           10,000             10,000
        6/30/98         10,068           10,427             11,009
       12/31/98         10,124           10,808             11,208
        6/30/99         10,266           11,253             12,519
       12/31/99         10,401           13,759             15,687



Comparison of a $10,000 investment in Mentor VIP Perpetual International Portfolio1 versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.


1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio
                          Portfolio Manager Interview


How did the Portfolio perform?

For the twelve-month period ended December 31, 1999, the Portfolio returned 39.99%, outperforming the 26.96% return of its benchmark, the MSCI EAFE Index. An asset allocation approach based on moving assets out of European markets and into Japan and other Asian markets led to excellent performance during the period.


                                    Portfolio
                                 Characteristics
                                 ---------------
                               (as of 12/31/1999)

Total Net Assets                                                     $24,815,890
Number of Holdings                                                           224



What were the principal strategies that supported the Portfolio's performance?

Early in the period, we began increasing the Portfolio's commitment to Asia. As a result, by the end of the twelve months, assets in Japan accounted for about 26% of the portfolio, up from 18% at the beginning of the period. Japan was the largest individual country weighting in the portfolio and Japanese investments were the most important contributors to performance. Why? Japan had been in recession for nine years, and from our perspective in the last quarter of 1998 two conditions prevailed. First, investor sentiment was so negative that stocks were extremely cheap; and second, fiscal, monetary and business reforms were being put in place to address Japan's economic problems. These included changes in banking and interest rate policy, large public works expenditures, an infusion of capital investment into the banks, and an unprecedented level of corporate restructuring. There was also increased merger and acquisition activity, particularly in the banking sector. In October 1999, new regulations allowed corporate takeovers in Japan to be financed by issuing shares--previously, only cash could be used. We expect this change to uncover more hidden value in the market.



                                Top 5 Industries
                                ----------------
                   (as a percentage of 12/31/1999 net assets)

Telecommunications                                                         10.8%
Electronic Components                                                       6.9%
Chemicals                                                                   5.6%
Banking                                                                     5.5%
Technology                                                                  5.4%



Portfolio assets in other parts of Asia increased from 8% to 12%. What was attractive about the region?

For more than a year, Asia had been in turmoil. High levels of corporate and government debt, weak currencies, high interest rates and political instability had eroded investor confidence in the region. As a result, Asian stock markets declined precipitously. In the fourth quarter of 1998, the economic outlook for Asia began to brighten. Central banks began injecting huge amounts of liquidity into the economy by systematically lowering interest rates. Lower interest rates led to business expansion and corporate restructuring. During this time, Asian stocks were selling at what we believe to be extremely low prices, and we began selectively adding them to the portfolio. We concentrated investments in Hong Kong and Singapore, where we invested primarily in financial stocks. Most recently, consumer demand for goods and services has picked up in Asia. We believe this should lead to significant earnings recovery in the months ahead.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio
                           Portfolio Manager Interview


How did the European stocks in the Portfolio perform?

Slower economic growth and overstated benefits of the euro, Europe's new single currency, restrained European markets over most of the year. In general, stocks in this region produced lackluster performance, with the important exception of the cellular telephone sector. Several months ago, we began seeing signs of a cyclical recovery in European economies, and we have positioned the portfolio to take advantage of this situation. As a result, we emphasized industrial cyclicals, such as oil, steel, paper and pulp, chemicals and engineering stocks. While we reduced the Portfolio's exposure to Europe from 60% to 45% of assets, we continue to find opportunities in individual stocks, as recovery from recession begins. France and Germany are the Portfolio's biggest country weightings in this region.

We reduced exposure to the United Kingdom (UK) from 23% to 14% of assets over the year. Our reluctance to own what we perceive to be overpriced stocks in the telecommunications and pharmaceutical sectors had an impact on our relative performance in this market.


                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 12/31/1999 net assets)

Kyocera Corp.                                                              4.2%
Nippon Telegraph & Telephone Corp.                                         2.2%
SOFTBANK CORP                                                              1.9%
Ericsson LM Telephone, Ser B                                               1.6%
The Tokyo Electric Power Co., Inc.                                         1.4%
Toyota Motor Corp.                                                         1.4%
Philips Electronics NV                                                     1.3%
Nokia AB Oyj                                                               1.3%
DSM NV                                                                     1.3%
Siemens AG                                                                 1.2%



Did you make any changes in the emerging markets portion of the Portfolio?

We raised the Portfolio's exposure to Latin America from 1% to 2% of net assets toward the end of the year. Mexico and Brazil accounted for most of the Portfolio's Latin American investments. We also added 2% to East European emerging markets, primarily Hungary. We also invested in Israel.


                                Top 10 Countries
                                ----------------
                   (as a percentage of 12/31/1999 net assets)

Japan                                                                     25.9%
United Kingdom                                                            14.0%
Germany                                                                    9.2%
France                                                                     8.8%
Netherlands                                                                6.1%
Hong Kong                                                                  5.2%
United States                                                              5.2%
Finland                                                                    4.6%
Ireland                                                                    3.0%
Switzerland                                                                1.7%



What is your outlook?

Our outlook is dominated by our perspective on Japan. We expect there will be further monetary easing in Japan possibly accompanied by weakness in the yen. We view this as a positive situation, because the current level of the yen threatens to stifle the still fragile economic recovery. In looking at the big picture, we believe the single most important influence on the performance of international markets relative to the U.S. over the next year will be further recovery in Japan. Japan's economic turnaround should result in greater demand for goods and services produced in other Asian markets. We believe this may diminish Asia's reliance on the U.S. as a market for its goods and services.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                      Mentor VIP Capital Growth Portfolio
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended December 31,
                                                  --------------------------
                                                     1999        1998 (a)
 Net asset value, beginning of period             $     13.58  $     12.50
                                                  -----------  -----------
 Income from investment operations
 Net investment income                                   0.01         0.03
 Net realized and unrealized gains on securities         0.87         1.05
                                                  -----------  -----------
 Total from investment operations                        0.88         1.08
                                                  -----------  -----------

 Distributions to shareholders from
 Net investment income                                  (0.02)           0
 Net realized gains                                     (0.02)           0
                                                  -----------  -----------
 Total distributions                                    (0.04)           0
                                                  -----------  -----------

 Net asset value, end of period                   $     14.42  $     13.58
                                                  -----------  -----------
 Total return*                                           6.50%        8.64%
 Ratios and supplemental data
 Net assets, end of period (thousands)            $    28,377  $    20,142
 Ratios to average net assets
 Expenses**                                              1.18%        1.05%+
 Net investment income                                   0.06%        0.50%+
 Portfolio turnover rate                                   87%          54%

(a) For the period from March 3, 1998 (commencement of operations) to Decem-ber 31, 1998.
 * Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
 +    Annualized.

                  See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                          Mentor VIP Growth Portfolio
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                 Year Ended December 31,
                                                 ---------------------------
                                                    1999         1998 (a)
 Net asset value, beginning of period            $     11.46   $     12.50
                                                 -----------   -----------
 Income from investment operations
 Net investment income or loss                         (0.07)         0.02
 Net realized and unrealized gains or losses on
  securities                                            2.50         (1.06)
                                                 -----------   -----------
 Total from investment operations                       2.43         (1.04)
                                                 -----------   -----------
 Distributions to shareholders from
 Net investment income                                 (0.02)            0
                                                 -----------   -----------
 Total distributions                                   (0.02)            0
                                                 -----------   -----------

 Net asset value, end of period                  $     13.87   $     11.46
                                                 -----------   -----------
 Total return*                                         21.21%        (8.32%)
 Ratios and supplemental data
 Net assets, end of period (thousands)           $    15,888   $    11,064
 Ratios to average net assets
 Expenses**                                             1.33%         0.97%+
 Net investment income or loss                         (0.67%)        0.44%+
 Portfolio turnover rate                                 143%           62%

(a) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended December 31,
                                                  --------------------------
                                                     1999        1998 (a)
 Net asset value, beginning of period             $     14.01  $     12.50
                                                  -----------  -----------
 Income from investment operations
 Net investment income                                   0.02         0.02
 Net realized and unrealized gains on securities
  and foreign currency related transactions              5.58         1.49
                                                  -----------  -----------
 Total from investment operations                        5.60         1.51
                                                  -----------  -----------

 Distributions to shareholders from
 Net realized gains                                     (0.01)           0
                                                  -----------  -----------
 Total distributions                                    (0.01)           0
                                                  -----------  -----------
 Net asset value, end of period                   $     19.60  $     14.01
                                                  -----------  -----------
 Total return*                                          39.99%       12.08%
 Ratios and supplemental data
 Net assets, end of period (thousands)            $    24,816  $    11,821
 Ratios to average net assets
 Expenses**                                              1.96%        1.60%+
 Net investment income                                   0.13%        0.34%+
 Portfolio turnover rate                                  113%          95%

(a) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
 * Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
 +   Annualized.

                  See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                      Mentor VIP Capital Growth Portfolio
                            Schedule of Investments
                               December 31, 1999


   Shares                                                               Value

 COMMON STOCKS - 92.6%
            Advertising & Related
             Services - 4.2%
     20,820 Interpublic Group of Companies, Inc. .................   $ 1,201,054
                                                                     -----------
            Banks - 6.6%
     24,050 SouthTrust Corp. .....................................       909,391
     24,080 Wells Fargo Co. ......................................       973,735
                                                                     -----------
                                                                       1,883,126
                                                                     -----------
            Building, Construction & Furnishings - 4.1%
     15,500 Masco Corp. ..........................................       393,313
     36,700 Sherwin Williams Co. .................................       770,700
                                                                     -----------
                                                                       1,164,013
                                                                     -----------
            Business Equipment &
             Services - 16.8%
     24,100 Automatic Data Processing, Inc. ......................     1,298,387
     14,320 * Computer Sciences Corp. ............................     1,355,030
     25,550 First Data Corp. .....................................     1,259,934
     35,650 * SunGard Data Systems, Inc. .........................       846,688
                                                                     -----------
                                                                       4,760,039
                                                                     -----------
            Communication Systems & Services - 3.2%
     16,935 * MCI WorldCom, Inc. .................................       898,613
                                                                     -----------
            Diversified Companies - 5.9%
     43,180 Tyco International, Ltd. .............................     1,678,622
                                                                     -----------
            Finance & Insurance - 10.4%
      7,370 American Express Co. .................................     1,225,263
     17,310 Federal National Mortgage Assoc. .....................     1,080,793
     25,148 Washington Mutual, Inc. ..............................       653,848
                                                                     -----------
                                                                       2,959,904
                                                                     -----------
            Food & Beverage Products - 11.0%
     28,300 Albertsons, Inc. .....................................       912,675
     41,250 Philip Morris Companies, Inc. ........................       956,484
     31,790 SYSCO Corp. ..........................................     1,257,692
                                                                     -----------
                                                                       3,126,851
                                                                     -----------
            Healthcare Products &
             Services - 12.7%
     23,000 American Home Products Corp. .........................       907,062
      7,960 Bristol-Myers Squibb Co. .............................       510,933
     10,380 Johnson & Johnson.....................................       966,637
     52,010 * Tenet Healthcare Corp. .............................     1,222,235
                                                                     -----------
                                                                       3,606,867
                                                                     -----------

   Shares                                                              Value

 COMMON STOCKS - continued
            Industrial Specialty Products & Services - 4.8%
      6,750 Danaher Corp. .......................................   $   325,688
     15,160 Illinois Tool Works, Inc. ...........................     1,024,247
                                                                    -----------
                                                                      1,349,935
                                                                    -----------
            Information Services &
             Technology - 8.4%
     17,000 Computer Associates International, Inc. .............     1,188,937
     14,550 Intel Corp. .........................................     1,197,647
                                                                    -----------
                                                                      2,386,584
                                                                    -----------
            Paper & Packaging - 3.5%
     15,100 Kimberly-Clark Corp. ................................       985,275
                                                                    -----------
            Transportation - 1.0%
     19,000 Werner Enterprises, Inc. ............................       267,188
                                                                    -----------
            Total Common Stocks
             (cost $23,715,773)..................................    26,268,071
                                                                    -----------
 UNIT INVESTMENT TRUST - 2.3%
      4,500 S&P 500 Depositary Receipt (Spiders) (cost
             $596,571)...........................................       660,938
                                                                    -----------
 Principal
   Amount                                                              Value
 SHORT-TERM INVESTMENTS - 7.3%
            Repurchase Agreement - 7.3%
 $2,078,499 State Street Bank & Trust Co., purchased 12/31/1999,
             3.25%, maturing 1/3/2000, maturity value $2,079,062
             (cost $2,078,499) (a)...............................   $ 2,078,499
                                                                    -----------
            Total Short-Term Investments
             (cost $2,078,499)...................................     2,078,499
                                                                    -----------

            Total Investments -
             (cost $26,390,843)...........................   102.2%  29,007,508
            Other Assets and Liabilities - net............    (2.2)    (630,858)
                                                             -----  -----------
            Net Assets....................................   100.0% $28,376,650
                                                             =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*    Non-income producing security.


                  See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                          Mentor VIP Growth Portfolio
                            Schedule of Investments
                               December 31, 1999


   Shares                                                               Value

 COMMON STOCKS - 91.1%
            Advertising & Related
             Services - 0.6%
      1,500 * Lamar Advertising Co., Cl. A........................   $    90,844
                                                                     -----------
            Banks - 2.2%
      2,100 * Commerce Bancorp, Inc...............................        84,919
      7,200 * National Commerce Bancorp...........................       163,350
      1,350 U.S. Trust Corp.......................................       108,253
                                                                     -----------
                                                                         356,522
                                                                     -----------
            Building, Construction & Furnishings - 1.5%
      2,350 Dycom Industries, Inc. ...............................       103,547
      5,500 * Shaw Group, Inc.....................................       139,219
                                                                     -----------
                                                                         242,766
                                                                     -----------
            Business Equipment &
             Services - 8.2%
      3,450 C&D Technologies......................................       146,625
      5,100 * Circle International Group, Inc.....................       113,475
      6,587 Concord EFS, Inc......................................       169,615
        900 * Corporate Executive Board Co........................        50,287
      4,450 * Heidrick & Struggles International, Inc. ...........       188,012
      5,250 * Imax Corp...........................................       143,719
      5,866 * Nova Corp...........................................       185,146
      2,100 * Polycom, Inc........................................       133,744
     10,050 Sensormatic Electronics Corp..........................       175,247
                                                                     -----------
                                                                       1,305,870
                                                                     -----------
            Communication Systems & Services - 5.8%
      1,700 * CTC Communications Group, Inc.......................        66,327
      2,400 * Exar Corp. .........................................       141,300
      3,050 * Kemet Corp. ........................................       137,441
      4,150 * Pinnacle Holdings, Inc. ............................       175,856
      2,150 * Powerwave Technologies, Inc.........................       125,506
      2,450 True North Communications, Inc........................       109,484
      2,150 * Westwood One, Inc...................................       163,400
                                                                     -----------
                                                                         919,314
                                                                     -----------
            Consumer Products &
             Services - 3.1%
      3,900 * Chattem, Inc. ......................................        74,100
      2,950 * CSG System International, Inc.......................       117,631
      5,175 * Jakks Pacific, Inc..................................        96,708
      5,750 * RentWay, Inc........................................       107,453
      3,650 * SCP Pool Corp.......................................        94,672
                                                                     -----------
                                                                         490,564
                                                                     -----------
            Electrical Equipment &
             Services - 8.2%
      1,950 * Asyst Technologies, Inc.............................       127,847
      6,200 * Atmel Corp..........................................       183,287
      3,400 * Atmi, Inc...........................................       112,412
      2,850 * Black Box Corp. ....................................       190,950
      4,600 * Cypress Semiconductor Corp..........................       148,925
      7,500 * Parlex Corp.........................................       197,344

   Shares                                                               Value

 COMMON STOCKS - continued
            Electrical Equipment &
             Services - continued
      2,250 * Power One, Inc......................................   $   103,078
      2,150 * PRI Automation, Inc.................................       144,319
      1,950 * Radisys Corp. ......................................        99,450
                                                                     -----------
                                                                       1,307,612
                                                                     -----------
            Electronic Equipment &
             Services - 4.7%
      2,000 * Alpha Industries, Inc...............................       114,625
      8,950 * Cerprobe Corp.......................................        66,006
      2,500 * Cohu Inc............................................        77,500
      1,400 * Elantec Semiconductor, Inc..........................        46,200
      6,350 * International Rectifier Corp........................       165,100
      3,650 * Kent Electronics Corp...............................        83,038
      1,900 Micrel, Inc...........................................       108,181
      2,450 * MKS Instruments, Inc................................        88,506
                                                                     -----------
                                                                         749,156
                                                                     -----------
            Finance & Insurance - 0.7%
        700 * Markel Corp.........................................       108,500
                                                                     -----------
            Food & Beverage Products - 1.4%
      7,500 * United States Food Service..........................       125,625
      4,550 * Wild Oats Markets, Inc. ............................       100,953
                                                                     -----------
                                                                         226,578
                                                                     -----------
            Healthcare Products &
             Services - 9.8%
      5,616 * Bindley Western Industries, Inc.....................        84,591
      5,050 * Brookdale Living Communities, Inc. .................        62,494
      1,850 * Chirex, Inc.........................................        27,056
      1,300 * Cytyc Corp..........................................        79,381
      5,300 * Dendrite International, Inc.........................       179,537
      3,450 Hooper Holmes, Inc....................................        88,838
      3,100 * Infocure Corp.......................................        96,681
      3,700 * MedQuist, Inc. .....................................        95,506
      3,500 * Molecular Devices Corp..............................       182,000
      3,500 * Pharmaceutical Product Development, Inc.............        41,563
        940 Priority Healthcare Corp., Cl. A......................        19,740
      5,250 Priority Healthcare Corp., Cl. B......................       151,922
      8,700 * Province Healthcare Co..............................       165,300
      6,200 United Payors & United Providers, Inc.................       102,688
      2,600 * Wesley Jessen Visioncare, Inc.......................        98,475
      2,050 * Zoll Med Corp.......................................        78,284
                                                                     -----------
                                                                       1,554,056
                                                                     -----------
            Industrial Specialty Products & Services - 0.3%
      1,150 * Dionex Corp.........................................        47,366
                                                                     -----------
            Information Services &
             Technology - 14.9%
      2,550 * Acxiom Corp.........................................        61,200
      1,100 * Applied Micro Circuits Corp.........................       139,975
      1,900 * Aspect Development, Inc. ...........................       130,150

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                          Mentor VIP Growth Portfolio
                       Schedule of Investments(continued)
                               December 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            Information Services &
             Technology - continued
      1,400 * Braun Consulting, Inc..............................   $   100,100
      3,525 * Burr-Brown Corp....................................       127,341
     12,450 * Corsair Communications, Inc. ......................       101,156
      2,850 * Datastream Systems, Inc. ..........................        70,003
      4,800 * Edwards (J.D.) & Co................................       143,400
        450 Factset Research Systems, Inc........................        35,831
      1,550 * Forrester Research, Inc............................       106,756
      3,750 * Manugistics Group, Inc. ...........................       121,172
      4,250 * Mecon, Inc.........................................        45,953
      4,550 * Metron Tech........................................        73,084
      1,150 * Netratings, Inc....................................        55,344
        700 * Network Appliance, Inc.............................        58,144
      3,150 * New Era of Networks, Inc. .........................       150,019
      8,300 * Newgen Results Corp. ..............................        87,669
      3,500 * Remedy Corp........................................       165,812
      1,550 * Sandisk Corp. .....................................       149,187
      2,750 * Telemate Net Software, Inc.........................        44,688
      2,150 * Trizetto Group, Inc. ..............................       100,244
      2,500 * Visual Networks, Inc...............................       198,125
      1,950 * Whittman Hart, Inc.................................       104,569
                                                                    -----------
                                                                      2,369,922
                                                                    -----------
            Metal Products & Services - 1.0%
      6,200 * Maverick Tube Corp.................................       153,062
                                                                    -----------
            Oil/Energy - 2.1%
      6,450 * Basin Exploration, Inc.............................       113,681
      5,500 * Chieftain International, Inc.......................        94,875
      5,100 * Precision Drilling Corp. ..........................       131,006
                                                                    -----------
                                                                        339,562
                                                                    -----------
            Oil Field Services - 2.9%
      6,850 * Core Laboratories NV...............................       137,428
      6,400 * Gulf Islands Fabrication, Inc. ....................        60,000
      3,800 * Hanover Compressor Co..............................       143,450
      7,600 * Pride International, Inc...........................       111,150
                                                                    -----------
                                                                        452,028
                                                                    -----------
            Pharmaceuticals - 2.3%
      2,825 * King Pharmaceuticals, Inc..........................       158,376
      4,750 * Medicis Pharmaceutical Corp........................       202,172
                                                                    -----------
                                                                        360,548
                                                                    -----------
            Printing, Publishing, Broadcasting & Entertainment -
              4.3%
      2,400 * Acme Communications, Inc...........................        79,800
        950 * Citadel Communications Corp. ......................        61,631
      2,000 * Cox Radio, Inc. Cl. A..............................       199,500
      1,700 * Emmis Broadcasting Corp., Cl. A....................       211,889
      1,100 * Entercom Communications Corp.......................        72,600
      2,200 * Hearst-Argyle Television, Inc......................        58,575
                                                                    -----------
                                                                        683,995
                                                                    -----------

   Shares                                                              Value

 COMMON STOCKS - continued
            Retailing & Wholesale - 5.8%
      6,350 Copart, Inc. ........................................   $   276,225
      3,650 * Dollar Tree Stores, Inc............................       176,797
      8,500 Family Dollar Stores, Inc. ..........................       138,656
      4,100 * Men's Wearhouse, Inc...............................       120,438
      4,300 * Papa John's International, Inc.....................       112,069
      5,650 Ruby Tuesday, Inc....................................       102,759
                                                                    -----------
                                                                        926,944
                                                                    -----------
            Telecommunication Services & Equipment - 7.3%
      5,050 * Advanced Fibre
             Communications, Inc.................................       225,672
      1,700 Commonwealth Telephone Enterprises...................        89,888
      7,800 * Digital Microwave Corp.............................       182,812
      7,350 * ITC DeltaCom, Inc..................................       203,044
      1,400 * Management Network Group, Inc......................        45,675
      1,100 Netoptix Corp. ......................................        73,425
      4,250 * Precision Response Corp. ..........................       103,063
      3,000 * Time Warner Telecom, Inc...........................       149,812
      1,200 * Winstar Communications, Inc. ......................        90,300
                                                                    -----------
                                                                      1,163,691
                                                                    -----------
            Transportation - 3.2%
      3,800 * Carey International, Inc. .........................        92,625
      1,200 CH Robinson Worldwide................................        47,700
      1,700 Expeditores International Washington, Inc. ..........        74,481
      3,700 * Forward Air Corp...................................       160,488
      3,675 Mesaba Holdings, Inc.................................        42,033
      3,100 * Skywest, Inc.......................................        86,800
                                                                    -----------
                                                                        504,127
                                                                    -----------
            Utilities - Telephone - 0.8%
      3,350 * Primus Telecomm Group, Inc.........................       128,138
                                                                    -----------
            Total Common Stocks
             (cost $10,575,384)..................................    14,481,165
                                                                    -----------

 Principal
   Amount                                                              Value
 SHORT-TERM INVESTMENTS - 8.8%
            Repurchase Agreement - 8.8%
 $1,397,554 State Street Bank & Trust Co., purchased 12/31/1999,
             3.25%, maturing 1/3/2000, maturity value $1,397,933
             (cost $1,397,554) (a)...............................   $ 1,397,554
                                                                    -----------

             Total Investments -
              (cost $11,972,938)...........................    99.9%  15,878,719
             Other Assets and Liabilities - net............     0.1        9,481
                                                              -----  -----------
             Net Assets....................................   100.0% $15,888,200
                                                              =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. govern-ment and/or agency obligations based on market prices plus ac-crued interest at December 31, 1999.
*    Non-income producing security.

                  See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio
                            Schedule of Investments
                               December 31, 1999


   Shares                                                               Value

 COMMON STOCKS - 93.0%
            Aerospace & Military
             Technology - 0.5%
      9,500 British Aerospace Plc.................................   $    62,455
     20,820 Rolls-Royce Plc.......................................        72,306
                                                                     -----------
                                                                         134,761
                                                                     -----------
            Automobiles - 2.6%
     20,000 Brilliance China Automotive Holdings, Ltd.............        63,750
     30,000 Fuji Heavy Industries, Ltd............................       205,540
      4,000 Mahindra & Mahindra, Ltd..............................        43,000
      7,000 Toyota Motor Corp.....................................       339,140
                                                                     -----------
                                                                         651,430
                                                                     -----------
            Banking - 5.3%
      4,825 Abbey National Bank Plc...............................        77,354
      2,271 Bank Austria AG.......................................       128,111
      4,000 Bank of Scotland......................................        46,456
      3,449 Barclays Bank Plc.....................................        99,111
      6,000 Hang Seng Bank........................................        68,502
      6,259 HSBC Holdings Plc.....................................        87,763
     11,500 Lloyds TSB Group Plc..................................       142,849
      4,500 National Westminster Bank Plc.........................        96,676
      5,000 Overseas Chinese Bank Ltd. ...........................        45,932
      8,000 Overseas Union Bank, Ltd..............................        46,833
      5,700 Standard Chartered Bank Ltd. .........................        90,691
     40,000 Sumitomo Trust & Banking Co., Ltd. ...................       270,138
      1,400 Uniao de Bancos Brasileiros SA, GDR ("Unibanco")......        42,175
      8,448 United Overseas Bank..................................        74,563
                                                                     -----------
                                                                       1,317,154
                                                                     -----------
            Beverages & Tobacco - 1.9%
      4,500 Allied Domecq Plc.....................................        22,243
      4,677 Bass Plc..............................................        58,851
     10,175 British America Tobacco Industries Plc................        57,525
      2,580 Coca-Cola Co. Femsa SA, ADR...........................        45,311
      6,000 Diageo Plc............................................        47,877
      6,000 Gallaher Group Plc....................................        25,199
      8,680 Oyj Hartwall Abp......................................       125,911
     22,000 PT HM Sampoerna.......................................        55,964
      4,500 Scot & Newcastle......................................        31,256
                                                                     -----------
                                                                         470,137
                                                                     -----------
            Broadcasting & Publishing - 4.8%
      4,000 BEC World Public Co., Ltd.............................        28,249
        300 Daily Mail & General Trust............................        20,837
      3,160 EMAP Plc..............................................        65,336
        900 * Grupo Televisa SA, ADR..............................        61,425
     22,835 Gruppo Editoriale L'Espresso..........................       264,303
     20,000 Resorts World Berhad..................................        57,368
      2,000 Singapore Press Holdings, Ltd.........................        43,350
        178 Societe Television Francaise 1........................        93,240
     25,000 Toppan Printing Co., Ltd..............................       249,584
      3,300 Trinity Mirror Plc....................................        35,235

   Shares                                                              Value

 COMMON STOCKS - continued
            Broadcasting &
             Publishing - continued
      5,210 VNU NV...............................................   $   273,856
                                                                    -----------
                                                                      1,192,783
                                                                    -----------
            Building Materials &
             Components - 2.9%
     13,875 Carillion Plc........................................        25,270
     12,424 CRH Plc, London Exchange.............................       268,453
        381 Geberit International AG.............................       130,406
      1,660 Imerys SA............................................       247,486
      5,000 Meyer International Plc..............................        31,014
      3,707 Wolseley Plc.........................................        28,442
                                                                    -----------
                                                                        731,071
                                                                    -----------
            Business & Public Services - 2.3%
        510 Cap Gemini NV........................................       129,465
      2,250 Pearson Publishing Plc...............................        73,234
     11,570 Prosegur, CIA de Seguridad SA........................       103,613
     14,000 Ricoh Co., Ltd.......................................       263,913
                                                                    -----------
                                                                        570,225
                                                                    -----------
            Chemicals - 5.6%
      3,350 Akzo Nobel NV........................................       168,056
      3,847 BASF AG..............................................       197,639
      4,125 Burmah Castrol Plc...................................        72,895
     20,000 Chugai Pharmaceutical Co., Ltd.......................       216,306
      8,219 DSM NV...............................................       329,520
      1,573 Henkel KGaA..........................................       103,789
      7,000 Shin Etsu Chemical Co., Ltd..........................       301,458
                                                                    -----------
                                                                      1,389,663
                                                                    -----------
            Construction - 1.3%
     80,000 Okumura Corp.........................................       270,138
     30,000 Shui On Construction & Materials, Ltd................        44,575
                                                                    -----------
                                                                        314,713
                                                                    -----------
            Data Processing &
             Reproduction - 1.1%
      1,666 * Atos SA............................................       276,239
                                                                    -----------
            Electrical & Electronics - 2.7%
     10,000 Electricity Generating Public Co.....................        12,412
      2,570 Entrelec Groupe SA...................................       145,754
      5,000 GP Batteries International, Ltd......................         6,575
      2,442 Philips Electronics NV...............................       332,093
         80 Samsung Electronics, Ltd., GDR, 144A.................         9,700
        825 * Samsung Electronics, Ltd., GDR, 144A, non-voting
             shares..............................................        65,175
      1,338 Schneider Electric SA................................       105,064
                                                                    -----------
                                                                        676,773
                                                                    -----------
            Electronic Components - 6.9%
      4,576 ELMOS Semiconductor AG...............................       188,995
      3,500 Epcos AG.............................................       262,666
     10,000 Johnson Electric Holdings, Ltd.......................        64,192
      4,000 Kyocera Corp.........................................     1,037,487

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio
                       Schedule of Investments(continued)
                               December 31, 1999


   Shares                                                               Value

 COMMON STOCKS - continued
            Electronic Components - continued
      2,728 Smiths Industries Plc.................................   $    40,761
      5,000 * Winbond Electronics Corp............................       115,625
                                                                     -----------
                                                                       1,709,726
                                                                     -----------
            Energy Equipment &
             Services - 0.2%
      4,888 BG Group Plc..........................................        31,563
      2,000 BSES, Ltd.............................................        25,300
                                                                     -----------
                                                                          56,863
                                                                     -----------
            Energy Sources - 3.5%
      8,000 British-Borneo Oil & Gas Plc..........................        17,575
        775 Coflexip SA...........................................        56,327
      6,960 Enterprise Oil........................................        47,218
      2,640 Petroleo Brasileiro SA, ADR ("Petrobras").............        67,711
      6,530 Petroleum Geo-Services................................       116,614
      3,200 Royal Dutch Petroleum Co..............................       196,151
     14,750 Shell Transportation & Trading Co., Plc...............       122,583
      1,909 Total Fina SA, Cl. B..................................       254,802
                                                                     -----------
                                                                         878,981
                                                                     -----------
            Financial Services - 3.9%
     44,000 Aeon Credit Service Co., Ltd..........................        18,113
     18,405 BPI-SGPS, SA..........................................        78,425
      3,031 Dah Sing Financial Group..............................        12,087
     20,000 Hong Leong Finance....................................        39,628
      1,400 III Group Plc.........................................        24,989
      5,834 Invesco English and International
             Trust Plc............................................        24,572
     13,210 Irish Life & Permanent Plc............................       124,478
     20,000 Jardine Strategic Holdings, Ltd.......................        39,800
     14,000 Kokusai Securities Co., Ltd...........................       219,380
      5,250 Konecranes International Plc..........................       201,918
     15,000 Medeva Plc............................................        42,159
      2,400 P & O Finance BV......................................        39,814
      3,510 Prudential Corp. Plc..................................        68,490
      2,000 Taiwan Opportunities Fund LT..........................        26,800
      7,658 The Throgmorton Trust Plc.............................        11,164
                                                                     -----------
                                                                         971,817
                                                                     -----------
            Food & Household
             Products - 2.2%
     30,000 Asahi Glass Co., Ltd..................................       232,260
     60,000 Cafe De Coral Holdings, Ltd...........................        24,313
      1,160 Huhtamaki Van Leer Oyj................................        39,263
      5,900 Iceland Group Plc.....................................        23,730
      8,900 Northern Foods Plc....................................        14,376
      2,700 Reckitt Berckiser Plc.................................        25,557
      4,000 Safeway Plc...........................................        13,875
      6,200 Sainsbury (J.) Plc....................................        35,027
      3,610 Tate & Lyle Plc.......................................        23,121
     20,200 Tesco Plc.............................................        61,343
      6,600 Unilever Plc..........................................        48,508
                                                                     -----------
                                                                         541,373
                                                                     -----------

   Shares                                                               Value

 COMMON STOCKS - continued
            Forest Products & Paper - 2.8%
      5,720 Empresa Nacional de Celulosas SA......................   $   114,376
     40,000 Oji Paper Co., Ltd....................................       240,775
     12,634 Stora Enso Oyj........................................       220,302
      3,122 UPM-Kymmene Oyj.......................................       125,798
                                                                     -----------
                                                                         701,251
                                                                     -----------
            Health & Personal Care - 1.9%
      8,000 Body Shop International Plc...........................        14,990
     50,000 British Biotech.......................................        23,624
      2,800 * Celltech Group Plc..................................        23,926
      7,007 * Elan Corp. Plc, ADR.................................       206,706
        646 Novo Nordisk AS, Ser. B...............................        85,680
      5,200 Nycomed Amersham Plc..................................        32,758
      4,231 PowderJect Pharmaceuticals Plc........................        56,110
     10,800 Scotia Holdings Plc...................................        22,679
                                                                     -----------
                                                                         466,473
                                                                     -----------
            Industrial Components - 0.2%
      9,000 Cookson Group Plc.....................................        36,344
                                                                     -----------
            Insurance - 1.4%
      2,550 Britannic Assurance Plc...............................        38,719
      2,723 Fortis (B)............................................        98,255
      5,000 Legal & General Group Plc.............................        13,649
     50,000 Pacific Century.......................................       116,100
      5,808 Sun Life & Provincial Holdings Plc....................        49,347
      5,700 United Assurance Group CNV............................        28,082
                                                                     -----------
                                                                         344,152
                                                                     -----------
            Leisure & Tourism - 0.5%
      9,000 First Choice Holidays Plc.............................        19,044
      9,132 Hilton Group Plc......................................        29,649
      7,450 Rank Group............................................        24,068
     20,000 Tanjong Plc...........................................        44,211
                                                                     -----------
                                                                         116,972
                                                                     -----------
            Machinery & Engineering - 1.5%
      6,541 BBA Group Plc.........................................        54,202
     10,700 Elexis AG.............................................        79,762
     11,122 Meggitt Plc...........................................        35,033
      4,740 Metra AB Oyj..........................................        88,335
      2,500 Spirax-Sarco Engineering Plc..........................        17,889
        105 Sulzer AG.............................................        68,250
      5,240 TI Group Plc..........................................        38,004
                                                                     -----------
                                                                         381,475
                                                                     -----------
            Merchandising - 1.3%
      2,000 Boots Co. Plc.........................................        19,578
      4,400 D.F.S. Furniture Co. Plc..............................        25,586
      6,000 Debenhams Retail Plc..................................        18,415
      1,150 Dixons Group Plc......................................        27,678
     70,000 Giordano International, Ltd...........................        72,040
      6,928 Next Plc..............................................        66,473
      9,000 Selfridges Plc........................................        38,452
      6,260 Smith (H.W.) Group Plc................................        48,663
                                                                     -----------
                                                                         316,885
                                                                     -----------

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio
                       Schedule of Investments(continued)
                               December 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            Metals - Non Ferrous - 0.9%
      3,013 Pechiney SA..........................................   $   215,343
                                                                    -----------
            Metals - Steel - 1.6%
      3,700 Pohang Iron & Steel, Ltd., ADR.......................       129,500
     14,836 Usinor SA............................................       278,725
                                                                    -----------
                                                                        408,225
                                                                    -----------
            Mining - 2.1%
      3,189 Eramet SLN...........................................       183,109
     30,000 Nippon Mining & Metals Co., Ltd......................       234,903
      3,125 Rio Tinto Plc........................................        75,010
     90,000 Yanzhou Coal Mining Co., Ltd.........................        24,892
                                                                    -----------
                                                                        517,914
                                                                    -----------
            Multi-Industry - 4.8%
      4,500 ALFA SA de CV, Ser. A................................        21,135
    100,000 First Pacific Co., Ltd...............................        77,829
      4,500 Granada Group Plc....................................        45,430
      3,500 Grupo Carso SA de CV, ADR............................        34,852
     16,000 Hutchison Whampoa, Ltd...............................       232,585
      1,100 Larsen & Toubro, Ltd., GDR...........................        36,300
     50,000 Nisshinbo Industries Inc.............................       226,094
     10,115 Securicor Plc........................................        25,815
      2,394 Siemens AG...........................................       304,584
      2,177 Vivendi..............................................       196,603
                                                                    -----------
                                                                      1,201,227
                                                                    -----------
            Real Estate - 1.6%
     50,000 Amoy Properties, Ltd.................................        42,130
      4,000 Bukit Sembawang Estates, Ltd.........................        40,829
     12,000 Burford Holdings Plc.................................        19,868
      2,000 Chelsfield Plc.......................................        10,144
      6,000 Cheung Kong Holdings, Ltd............................        76,028
     12,500 DBS Land, Ltd........................................        24,617
     13,400 Fairview Holdings Plc................................        34,632
    180,000 Filinvest Development Corp...........................        11,613
     10,000 Henderson Land Development
             Co., Ltd............................................        64,321
     40,000 HKR International, Ltd. .............................        28,044
      4,100 Land Securities Plc..................................        45,945
                                                                    -----------
                                                                        398,171
                                                                    -----------
            Retail - 0.2%
      1,200 Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar, ADR.........................................        38,775
                                                                    -----------
            Technology - 5.4%
      8,860 * Avenir ASA.........................................        56,429
     48,000 CSE Systems & Engineering............................        40,925
     27,000 * Graphisoft NV......................................       278,784
      1,827 Nokia AB Oyj.........................................       331,277
      1,450 Ritek Corp...........................................        16,784
        500 SOFTBANK CORP........................................       478,614
      5,200 Synnex Technology
             International Corp..................................       134,420
                                                                    -----------
                                                                      1,337,233
                                                                    -----------

   Shares                                                              Value

 COMMON STOCKS - continued
            Telecommunications - 10.8%
      9,000 Asia Satellite Telecommunications Holdings, Ltd......   $    28,423
     21,864 Cable & Wireless Hong Kong, Ltd......................        63,144
      3,000 Cable & Wireless Plc.................................        51,463
     22,000 China Telecom (Hong Kong), Ltd.......................       137,261
      6,090 Ericsson LM Telephone, Ser B.........................       391,495
      5,760 * Global TeleSystems Group, Inc......................       199,440
     30,000 Indosat, ADR.........................................        66,977
     14,720 * ITG Group Plc......................................       144,575
      1,000 Korea Telecom Corp...................................        74,750
      2,000 Mahanagar Telep Ni, GDR..............................        22,000
      1,188 Mannesmann AG........................................       286,617
         32 Nippon Telegraph & Telephone Corp....................       548,106
        468 Swisscom AG..........................................       189,281
        145 Telecomunicacoes Brasileiras SA, ADR ("Telebras")....             2
        715 * Telecomunicacoes Brasileiras SA, ADR Preference
             Shares ("Telebras").................................        91,878
      8,044 * Telefonica SA......................................       200,957
        820 Telefonos de Mexico SA, ADR ("Telmex")...............        92,250
      1,270 * Telegate SA........................................        73,690
        500 Telesp Participacoes SA, ADR.........................        12,219
                                                                    -----------
                                                                      2,674,528
                                                                    -----------
            Textiles - 0.9%
     60,000 Teijin, Ltd..........................................       221,396
                                                                    -----------
            Transportation - Airlines - 0.9%
      8,400 British Airways Plc..................................        54,817
      7,133 Lufthansa AG.........................................       165,983
                                                                    -----------
                                                                        220,800
                                                                    -----------
            Transportation - Roads
             & Rail - 1.3%
     45,000 Nippon Express Co., Ltd..............................       248,850
      3,500 Railtrack Group Plc..................................        58,797
      7,000 Stagecoach Holdings Plc..............................        17,978
                                                                    -----------
                                                                        325,625
                                                                    -----------
            Transportation - Shipping - 0.5%
      4,005 Associated British Ports Holdings Plc................        18,373
      2,730 IHC Caland NV........................................        99,690
                                                                    -----------
                                                                        118,063
                                                                    -----------
            Utilities - Electric, Gas
             & Water - 2.8%
      8,500 National Power Plc...................................        49,016
      3,500 Powergen Plc.........................................        25,158
      3,500 Scot & Southern Energy Plc...........................        27,844
     13,000 The Tokyo Electric Power Co., Inc....................       348,635
      2,976 United Utilities Plc.................................        30,669
      4,470 Veba AG..............................................       217,263
                                                                    -----------
                                                                        698,585
                                                                    -----------

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio
                       Schedule of Investments(continued)
                               December 31, 1999


   Shares                                                               Value

 COMMON STOCKS - continued
            Wholesale & International
             Trade - 1.9%
      7,040 Buhrmann NV...........................................   $   106,022
     67,000 Marubeni Corp.........................................       281,325
     68,925 Signet Group Plc......................................        72,924
                                                                     -----------
                                                                         460,271
                                                                     -----------
            Total Common Stocks
             (cost $18,217,254)...................................    23,083,417
                                                                     -----------
 PREFERRED STOCKS - 0.8%
            Automobiles - 0.8%
         70 Porsche AG
             (cost $146,158)......................................       191,799
                                                                     -----------
 WARRANTS - 0.4%
            Banking - 0.2%
     65,000 * Deutsche Bank AG, expire 3/28/2002..................        62,054
                                                                     -----------
            Financial Services - 0.1%
        381 * Morgan Stanley AG, expire 9/15/2000.................        26,919
                                                                     -----------

   Shares                                                              Value

 WARRANTS - continued
            Health & Personal Care - 0.1%
        156 * Novartis AG, expire 9/15/2000......................   $    12,442
                                                                    -----------
            Total Warrants
             (cost $86,686)......................................       101,415
                                                                    -----------


 Principal
   Amount                                                              Value
 SHORT-TERM INVESTMENTS - 5.2%
            Repurchase Agreements - 5.2%
 $1,296,881 State Street Bank & Trust Co. purchased 12/31/1999,
             3.25%, maturing 1/3/2000, maturity value $1,297,232
             (cost $1,296,881) (a)...............................   $ 1,296,881
                                                                    -----------

             Total Investments -
              (cost $19,746,979)...........................    99.4%  24,673,512
             Other Assets and
              Liabilities - net............................     0.6      142,378
                                                              -----  -----------
             Net Assets....................................   100.0% $24,815,890
                                                              =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. govern-ment and/or agency obligations based on market prices plus ac-crued interest at December 31, 1999.
*    Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipts
GDR  Global Depository Receipts

At December 31, 1999, the Fund held securities in the following coun-tries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Japan............................................. $ 6,434,041        26.1%
United Kingdom....................................   3,466,384        14.1%
Germany...........................................   2,272,228         9.2%
France............................................   2,182,156         8.9%
Netherlands.......................................   1,505,388         6.1%
Hong Kong.........................................   1,297,250         5.3%
United States+....................................   1,296,881         5.2%
Finland...........................................   1,132,802         4.6%
Ireland...........................................     744,213         3.0%
Switzerland.......................................     427,298         1.7%
Singapore.........................................     425,305         1.7%
Spain.............................................     418,947         1.7%
Sweden............................................     391,495         1.6%
Taiwan............................................     293,629         1.2%
Korea.............................................     279,125         1.1%
Other.............................................   2,106,370         8.5%
                                                   -----------       -----
                                                   $24,673,512       100.0%
                                                   ===========       =====

+ Includes short-term investments.

                  See Combined Notes to Financial Statements.

                     Mentor Variable Investment Portfolios
                      Statements of Assets and Liabilities
                               December 31, 1999

                                                                      Perpetual
                                    Capital Growth                  International
                                      Portfolio    Growth Portfolio   Portfolio
---------------------------------------------------------------------------------
 Assets
 Identified cost of securities...    $26,390,843     $11,972,938     $19,746,979
 Net unrealized gains on
  securities.....................      2,616,665       3,905,781       4,926,533
---------------------------------------------------------------------------------
 Market value of securities......     29,007,508      15,878,719      24,673,512
 Cash............................         34,429          21,599           4,534
 Foreign currency, at value (cost
  $0 ,$0 and $133,436,
  respectively)..................              0               0         133,443
 Receivable for securities sold..              0          28,230          18,518
 Dividends and interest
  receivable.....................         31,484           1,801          29,061
 Deferred organization expenses..         10,719           6,056           7,297
 Prepaid expenses and other
  assets.........................         19,535             263             186
---------------------------------------------------------------------------------
  Total assets...................     29,103,675      15,936,668      24,866,551
---------------------------------------------------------------------------------
 Liabilities
 Payable for securities
  purchased......................        701,670          35,088               0
 Advisory fee payable............         18,377           8,547          19,491
 Due to other related parties....          2,297               0           1,949
 Accrued expenses and other
  liabilities....................          4,681           4,833          29,221
---------------------------------------------------------------------------------
  Total liabilities..............        727,025          48,468          50,661
---------------------------------------------------------------------------------
 Net assets......................    $28,376,650     $15,888,200     $24,815,890
---------------------------------------------------------------------------------
 Net assets represented by
 Paid-in capital.................    $25,118,618     $12,258,053     $17,721,820
 Undistributed net investment
  income.........................         12,710               0               0
 Accumulated net realized gains
  or losses on securities and
  foreign currency
  related transactions...........        628,657        (275,634)      2,168,114
 Net unrealized gains on
  securities and foreign currency
  related transactions...........      2,616,665       3,905,781       4,925,956
---------------------------------------------------------------------------------
 Total net assets................    $28,376,650     $15,888,200     $24,815,890
---------------------------------------------------------------------------------
 Shares outstanding..............      1,967,517       1,145,655       1,266,360
---------------------------------------------------------------------------------
 Net asset value per share.......    $     14.42     $     13.87     $     19.60
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Mentor Variable Investment Portfolios
                            Statements of Operations
                          Year Ended December 31, 1999

                                                                    Perpetual
                                  Capital Growth                  International
                                    Portfolio    Growth Portfolio   Portfolio
-------------------------------------------------------------------------------
 Investment income
 Dividends (net of foreign
  withholding taxes of $0, $27
  and $37,266, respectively)....    $  225,804      $   10,528     $  336,067
 Interest.......................        78,004          64,473         24,514
-------------------------------------------------------------------------------
 Total investment income........       303,808          75,001        360,581
-------------------------------------------------------------------------------
 Expenses
 Advisory fee...................       197,527          79,436        172,752
 Distribution Plan expenses.....        61,384          27,800         43,069
 Administrative services fees...        24,691          11,348         17,275
 Transfer agent fee.............             0             144             75
 Trustees' fees and expenses....           489             225            345
 Printing and postage
  expenses......................        12,298           4,845          9,967
 Custodian fee..................        13,526          10,048         86,437
 Professional fees..............        36,206          20,478         30,740
 Organization expenses..........         3,385           1,913          2,306
 Other..........................         2,516          22,205         18,967
-------------------------------------------------------------------------------
  Total expenses................       352,022         178,442        381,933
-------------------------------------------------------------------------------
  Less: Expense reductions......          (501)           (341)          (595)
   Fee waivers..................       (61,384)        (27,800)       (43,069)
-------------------------------------------------------------------------------
  Net expenses..................       290,137         150,301        338,269
-------------------------------------------------------------------------------
 Net investment income or
  loss..........................        13,671         (75,300)        22,312
-------------------------------------------------------------------------------
 Net realized and unrealized
  gains or losses on securities
  and foreign currency related
  transactions
 Net realized gains or losses
  on:
  Securities....................       680,856         274,592      2,269,459
  Foreign currency related
   transactions.................             0               0        (96,758)
-------------------------------------------------------------------------------
 Net realized gains on
  securities and foreign
  currency related
  transactions..................       680,856         274,592      2,172,701
-------------------------------------------------------------------------------
 Net change in unrealized gains
  on securities and foreign
  currency
  related transactions..........       835,607       2,704,797      4,273,273
-------------------------------------------------------------------------------
 Net realized and unrealized
  gains on securities and
  foreign currency
  related transactions..........     1,516,463       2,979,389      6,445,974
-------------------------------------------------------------------------------
 Net increase in net assets
  resulting from operations.....    $1,530,134      $2,904,089     $6,468,286
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Mentor Variable Investment Portfolios
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1999

                                                                    Perpetual
                                  Capital Growth                  International
                                    Portfolio    Growth Portfolio   Portfolio
-------------------------------------------------------------------------------
 Operations
 Net investment income or
  loss.........................    $    13,671     $   (75,300)    $    22,312
 Net realized gains on
  securities and foreign
  currency related
  transactions.................        680,856         274,592       2,172,701
 Net change in unrealized gains
  on securities and foreign
  currency
  related transactions.........        835,607       2,704,797       4,273,273
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations...      1,530,134       2,904,089       6,468,286
-------------------------------------------------------------------------------
 Distributions to shareholders
  from
 Net investment income.........        (35,194)        (17,317)              0
 Net realized gains............        (40,752)              0         (11,368)
-------------------------------------------------------------------------------
  Total distributions to
   shareholders................        (75,946)        (17,317)        (11,368)
-------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold.....     10,355,763       4,282,662       7,703,706
 Payment for shares redeemed...     (3,651,247)     (2,362,779)     (1,177,344)
 Net asset value of shares
  issued in reinvestment of
  distributions................         75,941          17,317          11,368
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from capital share
   transactions................      6,780,457       1,937,200       6,537,730
-------------------------------------------------------------------------------
  Total increase in net
   assets......................      8,234,645       4,823,972      12,994,648
 Net assets
 Beginning of period...........     20,142,005      11,064,228      11,821,242
-------------------------------------------------------------------------------
 End of period.................    $28,376,650     $15,888,200     $24,815,890
-------------------------------------------------------------------------------
 Undistributed net investment
  income or loss...............    $    12,710     $         0     $         0
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Mentor Variable Investment Portfolios
                      Statements of Changes in Net Assets
                       Period Ended December 31, 1998 (a)

                                                                     Perpetual
                                   Capital Growth                  International
                                     Portfolio    Growth Portfolio   Portfolio
--------------------------------------------------------------------------------
 Operations
 Net investment income...........   $    35,347     $    16,688     $    14,914
 Net realized losses on
  securities and foreign
  currency related
  transactions...................       (12,561)       (550,226)        (30,445)
 Net change in unrealized gains
  on securities and foreign
  currency
  related transactions...........     1,781,058       1,200,984         652,683
--------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations.....     1,803,844         667,446         637,152
--------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold.......    18,945,250      10,698,100      11,422,347
 Payment for shares redeemed.....      (607,089)       (301,318)       (238,257)
--------------------------------------------------------------------------------
  Net increase in net assets
   resulting from capital share
   transactions..................    18,338,161      10,396,782      11,184,090
--------------------------------------------------------------------------------
   Total increase in net assets..    20,142,005      11,064,228      11,821,242
 Net assets
 Beginning of period.............             0               0               0
--------------------------------------------------------------------------------
 End of period...................   $20,142,005     $11,064,228     $11,821,242
--------------------------------------------------------------------------------
 Undistributed net investment
  income or loss.................   $    35,347     $    16,688     $   (10,945)
--------------------------------------------------------------------------------

(a) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Mentor Variable Investment Portfolios (the "Trust") consist of Mentor VIP Capital Growth Portfolio ("Capital Growth Portfolio"), Mentor VIP Growth Port-folio ("Growth Portfolio") and Mentor VIP Perpetual International Portfolio ("Perpetual International Portfolio") (collectively, the "Portfolios"). Each Portfolio is a diversified series of the Trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end man-agement investment company.

The Capital Growth Portfolio's investment objective is to provide long-term ap-preciation of capital. The Portfolio invests in a wide variety of securities which the investment advisor believes offers the potential for capital appreci-ation over both the intermediate and long-term.

The Growth Portfolio's investment objective is to seek long-term capital growth. The Portfolio invests in a diversified portfolio of U.S. securities of primarily small to mid-sized companies.

The Perpetual International Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio invests in a diversified portfolio of securities of issuers located outside the United States.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts re-ported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on an established exchange or included on the Nasdaq National Market System ("NMS") are valued on the basis of the last reported sales price on the exchange where the security is primarily traded. Securities traded on the over-the-counter market are valued on the basis of the last reported sales price. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available, including restricted securities, are val-ued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Portfolio may invest in repurchase agreements. Securities pledged as col-lateral for repurchase agreements are held in a segregated account by the cus-todian on the Portfolio's behalf. Each Portfolios monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carry-ing value of the repurchase agreement, including accrued interest. Each Portfo-lio will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Portfolios are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include: foreign currency gains or losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amounts that are actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates be-tween the initial purchase trade date and subsequent sale trade date is in-cluded in realized gains or losses on securities.

D. Forward Foreign Currency Exchange Contracts
The Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities de-nominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains or losses arising from such transactions are in-cluded in net realized gains or losses on foreign currency related transac-tions. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date there-after when the Portfolio is made aware of the dividend. Foreign income and cap-ital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes
The Portfolios have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Portfolios will not incur any federal income tax liability since they are expected to distribute all of their net investment company tax-able income and net capital gains, if any, to their shareholders. Accordingly, no provisions for federal taxes are required. To the extent that realized capi-tal gains can be offset by capital loss carryforwards, it is each Portfolio's policy not to distribute such gains.

G. Distributions
Distributions from net investment income and/or net realized capital gains for the Portfolios, if any, are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operat-ing losses, certain realized losses on securities re-purchased, net realized foreign currency gains or losses and unrealized depreciation on passive foreign investment companies.

H. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Portfolios are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union Corporation ("First Union"), is the investment advisor to the Capital Growth Portfolio and the Growth Portfolio and is paid a management fee that is computed daily and paid monthly based on amounts determined by ap-plying percentage rates starting at 0.80% and declining to 0.70% per annum as net assets increase, to the average daily net assets of the Capital Growth Portfolio and the Growth Portfolio.

Mentor Perpetual Advisors, LLC ("Mentor Perpetual"), an advisory firm organized in 1995, is owned equally by Perpetual plc and Mentor Advisors. Mentor Advisors serves as the investment advisor to the Perpetual International Portfolio and is paid a management fee that is computed daily and paid monthly at an annual rate of 1.00% of Perpetual International Portfolio's average daily net assets.

Evergreen Investment Services ("EIS"), an indirect, wholly-owned subsidiary of First Union National Bank ("FUNB"), is the administrator to the Portfolios. As administrator, EIS provides the Portfolios with facilities, equipment and per-sonnel. EIS is entitled to a fee of 0.10% based on the average net assets of each Portfolio. Prior to June 14, 1999, Mentor Investment Group, LLC ("Men-tor"), an indirect, wholly-owned subsidiary of First Union, provided adminis-trative personnel and services for the Portfolios at the same rate currently paid to EIS.

For the year ended December 31, 1999, the Portfolios paid or accrued to EIS and Mentor, the following amounts for administrative services:

                                                            EIS   Mentor
                                                          ---------------
         Capital Growth Portfolio........................ $14,571 $10,120
         Growth Portfolio................................   6,694   4,654
         Perpetual International Portfolio...............  10,481   6,794

Officers of the Portfolios and affiliated Trustees receive no compensation di-rectly from the Portfolios.

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Portfolios. Prior to September 13, 1999, Boston Financial Data Services, Inc. served as each Portfolio's transfer and dividend disbursing agent. For the year ended December 31, 1999, all transfer agent fees paid or accrued by the Portfolios were paid to ESC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group, Inc., serves as principal underwriter to the Portfolios. The Portfolios have adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act. Dis-tribution Plans permit the Portfolios to compensate its principal underwriter for costs relating to selling shares of the Portfolios and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Portfolios, are paid by the Portfolios through "Distribution Plan Expenses" and are accrued daily and paid at least quarterly at the annual rate of 0.25% of each Portfolio's average daily net as-sets. None of the Portfolios currently makes payments under the Plan.

Prior to October 18, 1999, Mentor Distributors, LLC ("Mentor Distributors") served as principal underwriter to the Portfolios. Mentor Distributors is a wholly-owned subsidiary of BISYS Fund Services, Inc. To compensate Mentor Dis-tributors for the services it provided and for the expenses it incurred, the Portfolios paid a distribution fee of 0.25%, which was accrued daily and paid monthly.

During the year ended December 31, 1999, amounts paid or accrued to EDI and Mentor Distributors were as follows:

                                                                Mentor
                                                       EDI   Distributors
                                                     --------------------
         Capital Growth Portfolio................... $14,166   $47,218
         Growth Portfolio...........................   6,926    20,874
         Perpetual International Portfolio..........  11,295    31,774

During the year ended December 31, 1999, the Portfolios waived all distribution fees and the impact on each Portfolio's expense ratio represented as a percent-age of its average net assets were as follows:

                                                      Fees   % of Average
                                                     Waived   Net Assets
                                                     --------------------
         Capital Growth Portfolio................... $61,384    0.25%
         Growth Portfolio...........................  27,800    0.25%
         Perpetual International Portfolio..........  43,069    0.25%

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Portfolios were as follows:

                                                        Year Ended December 31,
                                                       -------------------------
                                                          1999         1998 (a)
Capital Growth Portfolio
Shares sold..........................................     744,068     1,533,925
Shares redeemed......................................    (265,656)      (50,264)
Shares issued in reinvestment of distributions.......       5,444             0
--------------------------------------------------------------------------------
Net increase.........................................     483,856     1,483,661
--------------------------------------------------------------------------------
Growth Portfolio
Shares sold..........................................     400,486       993,514
Shares redeemed......................................    (221,726)      (28,253)
Shares issued in reinvestment of distributions.......       1,634             0
--------------------------------------------------------------------------------
Net increase.........................................     180,394       965,261
--------------------------------------------------------------------------------
Perpetual International Portfolio
Shares sold..........................................     497,308       862,079
Shares redeemed......................................     (75,708)      (18,013)
Shares issued in reinvestment of distributions.......         694             0
--------------------------------------------------------------------------------
Net increase.........................................     422,294       844,066
--------------------------------------------------------------------------------

(a) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 1999:

                                     Cost of Purchases Proceeds from Sales
                                     -------------------------------------
         Capital Growth Portfolio..        $26,130,733         $20,426,270
         Growth Portfolio..........         14,798,785          13,760,653
         Perpetual International
          Portfolio................         25,169,368          18,960,682

On December 31, 1999 the composition of unrealized appreciation and deprecia-tion on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                            Gross Unrealized Gross Unrealized Net Unrealized
                                 Tax Cost     Appreciation     Depreciation    Appreciation
                                ------------------------------------------------------------
       Capital Growth
        Portfolio.............. $26,640,503    $3,920,178       $1,553,173        $2,367,005
       Growth Portfolio........  12,114,658     4,293,339          529,278         3,764,061
       Perpetual International
        Portfolio..............  19,811,811     5,706,769          845,068         4,861,701


At December 31, 1999 the Growth Portfolio, for federal tax purposes, had a cap-ital loss carryforward of $133,914. Pursuant to the Internal Revenue Code, such capital loss carryforward expires on 12/31/2006.

Capital losses incurred after October 31st within a Portfolio's fiscal year are deemed to arise on the first business day of the Portfolio's following fiscal year.

7. EXPENSE REDUCTIONS

The Portfolios have entered into expense offset arrangements with ESC as of September 15, 1999, and their custodian as of June 11, 1999, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Portfolio's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions received by each Portfolio and the impact of the total expense reductions on each Portfolio's expense ratio represented as a percentage of its average net assets were as follows:

                                                                  % of
                                                Expense Offset  Average
                                                 Arrangements  Net Assets
                                                -------------------------
         Capital Growth Portfolio..............      $501        0.00%
         Growth Portfolio......................       341        0.00%
         Perpetual International Portfolio.....       595        0.00%

8. FINANCING AGREEMENTS

On August 6, 1999 the Portfolios became party to a credit agreement between the Evergreen Funds and a group of banks (the "Lenders"). Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Portfolios for temporary or emergency purposes to fund the redemption of their shares or as general working capital as permitted by each Portfolio's borrowing restrictions. Borrowings under this facility are assessed interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The com-mitment fee is allocated to all Portfolios. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street Bank & Trust Co. serves as paying agent for the Portfolios, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the Portfolios. During the year ended December 31, 1999 the Portfolios had no borrowings under this agreement.

9. SUBSEQUENT EVENTS (Unaudited)

Effective February 1, 2000 shares of funds in the Evergreen Variable Annuity Trust, a Delaware business trust organized on December 23, 1997, were substi-tuted for shares of each Mentor Variable Investment Portfolio ("Mentor Portfo-lios"). As a result of the substitution, shareholders of the Mentor Portfolios became owners of that number of full and fractional shares of the respective fund in the Evergreen Variable Annuity Trust ("Evergreen Funds") having a net asset value equal to the net asset value of their shares immediately prior to the substitution of shares as follows:

              Shares Owned                   Shares Received
         ----------------------------------------------------------------
         Mentor VIP Capital
          Growth Portfolio      Evergreen VA Capital Growth Fund
         Mentor VIP Growth
          Portfolio             Evergreen VA Growth Fund
         Mentor VIP Perpetual
          International
          Portfolio             Evergreen VA Perpetual International Fund

Since the Mentor Portfolios and the Evergreen Funds have substantially similar investment objectives and policies, and the Mentor Portfolios contributed the majority of the net assets and shareholders, each Mentor Portfolio's basis of accounting for assets and liabilities and its operating results for prior peri-ods are being carried forward.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Mentor Variable Investment Portfolios

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of Mentor VIP Capital Growth Portfolio, Men-tor VIP Growth Portfolio and Mentor VIP Perpetual International Portfolio, portfolios of Mentor Variable Investment Portfolios, as of December 31, 1999, and the related statements of operations for the year then ended, the state-ments of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial high-lights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Men-tor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio and Mentor VIP Perpetual International Portfolio as of December 31, 1999, the results of their operations, changes in their net assets and financial highlights for the peri-ods described above, in conformity with generally accepted accounting princi-ples.

                                  /s/ KPMG LLP

Boston, Massachusetts
January 28, 2000

                       Additional Information (Unaudited)


 FEDERAL TAX STATUS OF DISTRIBUTIONS

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended December 31, 1999 qualified for the dividends received deduction.

         Capital Growth Portfolio.................................. 93.67%
         Growth Portfolio.......................................... 21.25%

                               Variable Annuities


                       ------------------------------------
                          NOT          May lose value
                          FDIC
                          INSURED      No bank guarantee
                       ------------------------------------


                      Evergreen Investment Services, Inc.




68449                                                              552503 2/2000